FIRST AMENDMENT

        THIS FIRST AMENDMENT dated as of October 23, 2000 (this "Amendment") amends the Amended and Restated 364-Day Credit Agreement dated as of May 8, 2000 (the "Credit Agreement") among ACE Limited, a Cayman Islands company (the "Parent"), ACE Bermuda Insurance Ltd. ("ACE Bermuda"), ACE Tempest Reinsurance Ltd., formerly known as Tempest Reinsurance Company Limited ("Tempest"), ACE INA Holdings Inc. ("ACE INA") and ACE Guaranty Re Inc. ("ACE Guaranty") (Ace Bermuda, Tempest, ACE INA and ACE Guaranty, together with the Parent, the "Borrowers"), various financial institutions (the "Lenders"), and Morgan Guaranty Trust Company of New York ("MGT"), as administrative agent (in such capacity, the "Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

        WHEREAS, the Borrowers, the Lenders and the Agent have entered into the Credit Agreement; and

        WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1 Amendment to Negative Covenants. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), Section 5.02 of the Credit Agreement shall be amended as set forth below:

        1.1 Amendment to Section 5.02(a)(xvi). Section 5.02(a)(xvi) of the Credit Agreement shall be amended by deleting the word "and" immediately after the semi-colon at the end thereof.

        1.2 Amendment to Section 5.02(a)(xvii). Section 5.02(a)(xvii) of the Credit Agreement shall be amended by deleting the period at the end thereof and adding a semi-colon and the word "and" at the end thereof.

        1.3 Amendment to Section 5.02(a). Section 5.02(a) of the Credit Agreement shall be amended by adding the following immediately after the word "and" following the semi-colon at the end of subsection (xvii) thereof:

        (xviii) Liens arising in connection with certain equity proceeds received on or about September 12, 2000 (plus interest accrued thereon) placed in a segregated account in support of (or pledged as collateral for) Parent's guarantee of the $412,372,000 principal amount of Auction Rate Reset Subordinated Notes Series A issued by ACE INA to ACE RHINOS Trust on June 30, 1999.

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



        SECTION 2 Representations and Warranties. Each Borrower represents and warrants to the Agent and the Lenders that (a) each warranty set forth in Article IV of the Credit Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) the execution and delivery by the Parent of this Amendment and the performance by each Borrower of its respective obligations under the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate or limited liability company power, as applicable, of such Borrower (ii) have been duly authorized by all necessary corporate action, as applicable, on the part of such Borrower, (iii) have received all necessary governmental and regulatory approval and (iv) do not and will not contravene or conflict with any provision of law or of the organizational documents of any Borrower or of any indenture, loan agreement or other contract, order or decree which is binding upon any Borrower and (c) the Amended Credit Agreement is the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

        SECTION 3 Effectiveness. The amendments set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") when the Agent shall have received each of the following documents, each in form and substance satisfactory to the Agent:

        3.1 Executed Counterparts. Counterparts of this Amendment executed by the Parent and the Required Lenders.

        3.2 Confirmation. A confirmation, substantially in the form of Annex I attached hereto, executed by each existing Guarantor.

        3.3 Other Documents. Such other documents as the Agent or any Lender may reasonably request in connection with the authorization, execution and delivery of this Amendment.

        SECTION 4   Miscellaneous.

        4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement.

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


        4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

        4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be fully performed within such state.

        4.4 Successors and Assigns. This Amendment shall be binding upon each Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Agent and the respective successors and assigns of the Lenders and the Agent.















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



        Delivered at Chicago, Illinois, as of the day and year first above written.

                                ACE LIMITED


                                By: /s/ Christopher Z. Marshall
                                    ----------------------------
                                Title: Chief Financial Officer



                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                By: /s/ Maria H. Dell'Aquila
                                    --------------------------
                                Title: Vice President



                                BANK OF AMERICA, N.A.


                                By: /s/ Debra Basler
                                    --------------------------
                                Title: Vice President



                                THE CHASE MANHATTAN BANK


                                By:
                                   -----------------------------
                                Title:

                                ABN AMRO BANK N.V.


                                By: /s/ D. Winchester
                                    -----------------------------
                                Title: Vice President



                                By: /s/ Ray Catt
                                    ----------------------------
                                Title: Head of Insurance Banking



                                THE BANK OF NEW YORK


                                By: /s/ David Trick
                                   ----------------------------
                                Title: Assistant Vice President



                                BANK ONE, NA


                                By: /s/ Gretchen K. Roetzer
                                   ----------------------------
                                Title: Assistant Vice President



                                BARCLAYS BANK PLC


                                By: /s/ Neil Holmes
                                   ----------------------------
                                Title: Relationship Director



                                CITIBANK, N.A.


                                By: /s/ Michael Taylor
                                   ------------------------------
                                Title: Vice President

                                DEUTSCHE BANK AG NEW YORK AND/OR
                                CAYMAN ISLANDS BRANCHES


                                By: /s/ Clinton M. Johnson
                                   -------------------------------
                                Title: Managing Director


                                By: /s/ John S. McGill
                                   -------------------------------
                                Title: Director



                                FIRST UNION NATIONAL BANK


                                By: /s/ Daniel J. Norton
                                   -------------------------------
                                Title: Director



                                FLEET NATIONAL BANK


                                By:
                                   -------------------------------
                                   Title:



                                MELLON BANK, N.A.


                                By: /s/ Karla K. Maloof
                                   -------------------------------
                                Title: Vice President



                                ROYAL BANK OF CANADA


                                By: /s/ Alexander Birr
                                   -------------------------------
                                Title: Senior Manager

                                THE BANK OF TOKYO-MITSUBISHI, LTD.
                                NEW YORK BRANCH


                                By: /s/ Jesse A. Reid, Jr.
                                   -------------------------------
                                Title: Attorney In Fact



                                BNP PARIBAS


                                By: /s/ Phil Truesdale
                                   -------------------------------
                                Title: Director



                                By: /s/ Barry S. Feigenbaum
                                   -------------------------------
                                Title: Managing Director



                                CREDIT LYONNAIS NEW YORK BRANCH


                                By: /s/ Sebastian Rocco
                                   -------------------------------
                                Title: Senior Vice President



                                LLOYDS TSB BANK PLC


                                By: /s/ Michael J. Gilligan
                                   ------------------------------------------
                                Title: Director, Financial Institutions, USA



                                By: /s/ David Rodway
                                   ------------------------------------
                                Title: Assistant Director



                               STATE STREET BANK AND TRUST
                                  COMPANY


                                By: /s/ Edward M. Anderson
                                   ------------------------------------
                                Title: Vice President

                                                                    Annex I


                                CONFIRMATION
                                ------------



                        Dated as of October 23, 2000

To: Morgan Guaranty Trust Company of New York, individually and as Agent, and the other financial institutions party to the Credit Agreement referred to below

        Please refer to: (a) the Amended and Restated 364-Day Credit Agreement dated as of May 8, 2000 (the "Credit Agreement") among ACE Limited, ACE Bermuda Insurance Ltd., ACE Tempest Reinsurance Ltd., formerly known as Tempest Reinsurance Company Limited , ACE INA Holdings Inc. and ACE Guaranty Services, Inc. (Ace Bermuda, Tempest, ACE INA and ACE Guaranty, together with ACE Limited, the "Borrowers"), various financial institutions (the "Lenders"), and Morgan Guaranty Trust Company of New York ("MGT"), as administrative agent (in such capacity, the "Agent"); (b) the other "Loan Documents" (as defined in the Credit Agreement), including the Guaranty; and (c) the First Amendment dated as of October 23, 2000 to the Credit Agreement (the "First Amendment").

        Each of the undersigned hereby confirms to the Agent and the Lenders that, after giving effect to the First Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.


                                ACE LIMITED


                                By:
                                   ------------------------------------------
                                Name Printed:
                                             --------------------------------
                                Title:
                                      ---------------------------------------


                                ACE BERMUDA INSURANCE LTD.


                                By:
                                   ------------------------------------------
                                Name Printed:
                                             --------------------------------
                                Title:
                                      ---------------------------------------

                                ACE TEMPEST REINSURANCE LTD.,
                                formerly known as TEMPEST REINSURANCE
                                COMPANY LIMITED


                                By:
                                   ------------------------------------------
                                Name Printed:
                                             --------------------------------
                                Title:
                                      ---------------------------------------



                                ACE INA HOLDINGS INC.


                                By:
                                   ------------------------------------------
                                Name Printed:
                                             --------------------------------
                                Title:
                                      ---------------------------------------

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